UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 31, 2019

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-14893	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, NEW YORK 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry Into a Material Definitive Agreement

Research Frontiers Incorporated is selling to accredited investors a total of 1,276,599 shares of common stock and warrants expiring May 31, 2024 to purchase 638,295 shares of common stock at an exercise price of $3.384, $3.666 or $4.23 per share depending on the exercise date. This offering is part of a “shelf” registration statement that we have filed with the Securities and Exchange Commission which was declared effective by the SEC on April 23, 2018. The shelf registration statement covers the issuance of up to 6,325,000 shares of common stock, and/or warrants to purchase such common stock.

Research Frontiers Incorporated is also selling to Gauzy Ltd. (a licensee of the Company’s SPD technology), at a price of $1.38 per unit, one share of unregistered common stock and one half of one warrant. The warrant can be converted into one share of unregistered common stock at an exercise price of $1.656, $1.794 or $2.07 per share depending on the exercise date. Gauzy Ltd. received a total of 724,638 shares of unregistered common stock and warrants expiring May 31, 2024 to purchase 362,319 shares of common stock.

The shares purchased by Gauzy Ltd. are subject to a one year lock-up period with incentives including certain standstill and other exclusive rights, with the further possibility of an additional lock-up period through July 31, 2023. The shares issued to the other investors in the group are not subject to a similar lock-up. The warrants issued to Gauzy and the other investors give the warrant holders the five-year right to purchase additional shares of Research Frontiers common stock at exercise prices equal to 120% of the subscription price for the first year, 130% of the subscription price for the second year, and 150% of the subscription price for the final three years of the warrants.

On June 3, 2019, Research Frontiers Incorporated filed the prospectus supplement relating to the issuance and sale of the above registered common stock and warrant securities with the Securities and Exchange Commission. In connection with that filing, Research Frontiers is filing the related transaction documents as Exhibits to this current report on Form 8-K.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

1.1	Form of Subscription Agreement
1.2	Form of Warrant Agreement
99.1	Research Frontiers Press Release dated June 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: June 3, 2019